August 22, 2013
Raymond James
2013 United States Bank Conference

Forward-Looking Statements
This presentation contains statements that relate to the projected or modeled performance or condition of Zions Bancorporation and elements of or affecting such performance or condition, including statements with respect to forecasts, opportunities, models, illustrations, scenarios, beliefs, plans, objectives, goals, guidance, expectations, anticipations or estimates, and similar matters. These statements constitute forward-looking information within the meaning of the Private Securities Litigation
Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to:
competitive pressures among financial institutions; economic, market and business conditions, either nationally, internationally, or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes; and
other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Except as required by law, Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings. This presentation shall not constitute an offer to sell or a solicitation to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

I. Overview
II. Capital
 A. Capital Adequacy
 B. Allowance For Credit Losses
 C. Improvements to Profitability From Expected Capital Actions
III. Profitability
 A. Net Interest Income Drivers
 i. Volume
 ii. Rate/Spread
 iii. Cash/MBS Exposure
 iv. Asset Sensitivity
 B. Fee Income and Non-interest Expense
IV. Financial Outlook
V. Appendix
 A. CDOs
 B. Capital Composition
Agenda

▪ Multi-bank holding company in the Western United States
▪ Assets: ~$55 billion  Loans: ~$38 billion
▪ Market cap: ~$5.5 billion
▪ Exchange: NASDAQ   Ticker: ZION
▪ Major stock indices:
 ▪ S&P 500
 ▪ NASDAQ Financial 100
▪ Rating Agency Ratings
Zions Bancorporation Overview

	S&P	Moody’s	Fitch	DBRS	Kroll
Senior Debt	BBB-	Ba1	BBB-	BBB (low)	BBB
Subordinated Debt	BB+	Ba2	BB+	BB (high)	BBB-
Preferred Stock	BB	B1	B	B	BB

A Collection of Great Banks
More than 70% of Assets in Utah / Texas / Coastal California

Subsidiary information as of 2Q13
▪ Superior lending capacity relative
 to community banks
▪ Superior local customer access to
 bank decision makers relative to
 big nationals
▪ Centralization of some processing
 and other non-customer facing
 elements of the business to
 achieve efficiencies
▪ Strategic local “ownership” of
 market opportunities and
 challenges

Awards: Nationally Recognized for Excellence
• Ranked by Bloomberg as the 4th Strongest Bank in the United
 States
 • Ahead of Wells Fargo, Bank of America, Key Bank, PNC, US Bank, and many other highly regarded banks.
• Thirteen (13) Greenwich Excellence Awards in Small Business
 and Middle Market Banking (2013)
 • Including:
 ▪ Excellence: Overall Satisfaction
 ▪ Excellence: Likelihood to Recommend
 ▪ Excellence: Treasury Management
 ▪ Excellence: Financial Stability
 Only 11 U.S. banks were awarded more than 10 Excellence awards in 2013; Zions has been consistently awarded more than 10 awards per year for many years in a row.
• The Reputation Institute (cited in the American Banker): #2 Ranking
 Nationally (behind Harris Bank)
• Nationally Ranked in the Top 10 in Small Business Loan Originations 1
• Top team of women bankers - American Banker2

1. Volume and number of loans, SBA fiscal year ended September 30, 2012
2. One of five winning teams, 2012, Zions Bank

▪ Job Creation:
 Jobs grew in Zions' footprint by 11.4% during the last 10 years, a full 8 percentage points better than U.S. nonfarm payroll growth
▪ GDP Growth:
 GDP growth in our footprint exceeded nominal U.S. GDP by an average of 1.1 percentage points per year (compounded) over the last ten years
Stronger Economic Growth than Overall U.S.

Source: SNL, Bureau of Economic Analysis and Zions’ calculations as of 1Q13

Balance Sheet Mix
Strengths include a strong mix of loans and DDA funding

Source: Company documents as of 2Q13

Source: SNL Financial as of 2Q13
*Includes farm, home equity, consumer, and other loans
Loan Portfolio as of
2Q13
▪Commercial and CRE
Loans: 79%
▪Retail & Other Loans:
21%

Strong Focus on Business Banking - Loan Mix

Credit Quality is Improving and Losses are Better Than Peers
For Zions, Net Charge-offs Have Returned to Pre-Crisis Levels
1. Nonperforming ratio consists of nonaccrual loans, real estate owned, and loans 90+ days past due and still accruing.
The ratio excludes accrual troubled debt restructured (TDR) loans and loans supported by FDIC loss-sharing agreements. Source: Company Documents & SNL Financial. Net charge-off ratios annualized.

Credit Quality Continues to Improve
Source: Company documents as of 2Q13
Trailing 12-Month
Gross Losses Realized
on Classified Loans

I. Overview
II. Capital
 A. Capital Adequacy
 B. Allowance For Credit Losses
 C. Improvements to Profitability From Expected Capital Actions
III. Profitability
 A. Net Interest Income Drivers
 i. Volume
 ii. Rate/Spread
 iii. Cash/MBS Exposure
 iv. Asset Sensitivity
 B. Fee Income and Non-interest Expense
IV. Financial Outlook
V. Appendix
 A. CDOs
 B. Capital Composition
Agenda

Zions’ Investment Thesis:
▪ Zions issued expensive capital and debt in 2009 and 2010 during the global financial crisis. This capital and debt is callable or refinancable within the next 2 years, at much lower costs.
▪ Zions’ credit quality continues to improve; strong reserves relative to peers and industry.
▪ Zions’ balance sheet is “asset sensitive,” that is, operating earnings would be expected to increase if interest rates increase, and/or if loan growth increases.

If the economy maintains sluggish improvement (and the Fed keeps interest rates low and flat):
▪ Significant improvement from restructuring and lowering costs of non-common capital and debt financing
If short-term interest rates rise and/or yield curve steepens further:
▪ Significant earnings and capital upside from “asset sensitive” position ▪ Some favorable impact to earnings from financial re-engineering, but less than in a low/flat scenario.
If rates remain low/flat during the next two years, and then rise:
▪ Improvement potential from both capital and debt refinancing and higher income and equity from asset sensitive position
Longer term:
▪ Superior potential growth from geographic focus on Western U.S. and differentiated, multi-bank, commercially-oriented business model

Zions’ Investment Thesis:

Capital Levels are Strong Relative to Peers
Source: SNL Financial as of  2Q13.
Loss absorbing capital defined to include tangible common equity, Basel III-qualifying non-common Tier 1 equity, and the allowance for credit losses

Source: SNL Financial as of 2Q13
CYN excluded from Reserve/NCO ratio due to a net recovery for 2Q13
Annualized charge-off ratio. Reserves include loan loss reserve plus reserve for unfunded lending commitments.

Loan Loss Reserve is also Strong

Avoiding the Next Big Risk to Equity: Securities & Cash Portfolio
ZION has one of the Smallest Securities (and MBS) Portfolio vs. its Peers
Source: SNL Financial as of 2Q13
MBS securities include resi mortgage pass-through investments that are not guaranteed by the U.S. Government
▪ Estimated option-adjusted duration of Zions’:
 ▪ Loan portfolio < 2 years
 ▪ Cash portfolio ~ 0.1 years
 ▪ Securities portfolio ~ 1.7 years

Avoiding the Next Big Risk to Equity:
Long-Term Capital Risk not Traded for Short-Term Profitability

Source: Zions' estimates based upon Bloomberg MBS models; key assumptions include the WAC of the underlying mortgages is between 3.0% and 3.5%, 30-year pass-through paper, Bloomberg's DAPAX model for duration extension (increasingly slower prepayment speeds with each incremental increase in interest rates), and the trailing six months for empirical prepayment history; analysis as of February 21, 2013.

Avoiding the Next Big Risk to Equity:
Recent Rise In Rates Has Taken A Bite Out of Tangible Common Equity
Source: SNL Financial as of 2Q13.

Capital Actions

2012 Capital Actions
 ▪ Redeemed $1.4 billion TARP preferred equity
 ▪ Repaid $255 million of TLGP debt
 ▪ Upstreamed more than $800 million of capital from subsidiaries and issued new senior debt to maintain liquidity ratios
 ▪ Redeemed 11.0% Series E preferred shares
 ▪ Issued $144 million of Series F preferred stock at 7.9%

2013 Capital Actions
 ▪ Redeemed $285 million 8.0% Series B trust preferred
 ▪ Redeemed $257 million 7.75% Senior Notes
 ▪ Issued $800 million of preferred stock (6.23% weighted average dividend rate)
 ▪ Announced complete call of $800 million 9.5% Series C preferred stock

Remaining Opportunities In Debt Maturity Profile

Par Value of Total Maturing / Callable
Capital & Financing, 2013-2015:
▪Preferred Stock: $798M
▪Subordinated Debt: $457M
▪Senior Debt: $243M
▪Total: $1.5 billion
Assumptions on the cost to replace debt can be found
on Slide 38 in the appendix.

I. Overview
II. Capital
 A. Capital Adequacy
 B. Allowance For Credit Losses
 C. Improvements to Profitability From Expected Capital Actions
III. Profitability
 A. Net Interest Income Drivers
 i. Volume
 ii. Rate/Spread
 iii. Cash/MBS Exposure
 iv. Asset Sensitivity
 B. Fee Income and Non-interest Expense
IV. Financial Outlook
V. Appendix
 A. CDOs
 B. Capital Composition
Agenda

Summary View of Profitability
Further improvement expected in 2013 from capital actions
1. ROAA and reserve release adjusted ROAA based on net income available to common.
Source: SNL Financial and Company documents.
Net Income normalized for one-time debt extinguishment expense in 2Q13

Loan Growth Remains Positive
Favorable Trend in Commitments

Source: Company documents as of 2Q13.
• Small/Medium Loans < $5M
• Large/ Very Large Loans > $5M

Loan Origination Growth Driven by Small/Medium Loans
Source: Company documents
All totals annualized
Small/Medium Loans <$5M and Large/Very Large Loans > $5M
(In Billions)
(In Billions)

 Source: SNL Financial as of 2Q13. ZION with peer median securities NIM & RANIM is calculated assuming Zions had a median 20% securities as a percentage of earning assets, with a median yield of 3.5%.
 1.Risk adjusted NIM calculated as net interest income less net charge-offs divided by average earning assets.

Rate: Net Interest Margin Remains Strong Relative to Peers
Despite Zions’ Large Cash Balance & Short Duration of Loan Portfolio

Rate: Balance Sheet Remains Significantly Asset Sensitive

▪ Zions estimates net interest sensitive income would increase between an estimated 18.1%
 and 20.9% if interest rates were to rise 200 bps* in the first year.
 ▪ Rate sensitive income includes the expected impact on fee income due to interest rates changes (e.g.
 earnings credit rates)
▪ Assumes a 36% ($6.4 billion) attrition of noninterest bearing balances and a 26% ($1.4 billion) attrition of savings and NOW balances, with such funding replaced by funds at projected market rates.
12-month simulated impact using a static balance sheet and a parallel shift in the yield curve, and is based on regression analysis comparing deposit repricing changes against similar duration benchmark indices (e.g. Libor, U.S. Treasuries); also includes management input across all major geographies in which Zions does business, intended to adjust for local market conditions. “Slow Response” refers to an assumption that market rates on deposits will adjust at a moderate rate (i.e. supply of deposits exceeds demand for loans). Data as of
2Q13
BOKF, PNC, BPOP, RF, MTB and WFC not included in peer analysis due to unavailable comparable information.
Source: SNL as of 2Q13. Underlying assumptions for asset and liability durations for various banks may differ widely, but are frequently undisclosed. Typically, simulations are a parallel and immediate shift in the yield curve, and the effect is measured at the 12 month forward period.

Continued Reduction of Non-Interest Expense in Medium Term Outlook

Source: Company Documents
Assumes static profitability and balance sheet, both of which are factors in employee compensation.
Reductions to Interest Expense:
Indemnification Asset Expense*
Legal
Regulatory Related
Credit Related
Allowance for Unfunded
Additions to Interest Expense:
Systems Upgrade

I. Overview
II. Capital
 A. Capital Adequacy
 B. Allowance For Credit Losses
 C. Improvements to Profitability From Expected Capital Actions
III. Profitability
 A. Net Interest Income Drivers
 i. Volume
 ii. Rate/Spread
 iii. Cash/MBS Exposure
 iv. Asset Sensitivity
 B. Fee Income and Non-interest Expense
IV. Financial Outlook
V. Appendix
 A. CDOs
 B. Capital Composition
Agenda

Topic	Outlook	Comment
Loan Balances	Moderate growth	-Prepayments remain volatile, and make net loan growth difficult to forecast
Net Interest Income	Stabilizing
- Moderate loan growth likely
 to largely offset asset yield pressure.
- Covered Loan income likely to experience
 significant decline
- Excluding income from Covered Loans,
 NII Likely Stable to Slightly Higher

Provision for Loan Losses & Reserve for Unfunded Loan Commitment	Remain Low/ Negative
Noninterest Expense	Moderately Lower	Higher expenses stemming from loan/deposit/accounting systems upgrade, offset by reduced credit-related NIE and subsiding FDIC Indemnification Asset amortization
Preferred Dividends	Mixed	3Q13: $28 million (Updated, lower than previous outlook due to timing of payments on Series J shares); 4Q13: $18 million; FY14: $66 million
Net Income Available to Common	Increasing	Excluding expenses related to extinguishment of capital instruments.
One-Year Outlook Summary
Vs. 2Q13 Results

I. Overview
II. Capital
 A. Capital Adequacy
 B. Allowance For Credit Losses
 C. Improvements to Profitability From Expected Capital Actions
III. Profitability
 A. Net Interest Income Drivers
 i. Volume
 ii. Rate/Spread
 iii. Cash/MBS Exposure
 iv. Asset Sensitivity
 B. Fee Income and Non-interest Expense
IV. Financial Outlook
V. Appendix
 A. CDOs
 B. Capital Composition
Agenda

• Left- Sample data: As of 2Q13; non-FDIC supported term loans >500k balance
• Right - As of 2Q13; LTV’s were adjusted using PPR’s market level/property type value trend indices

Term CRE Metrics are Solid

Bank CDOs: Fundamental Trends are Improving
Failures and Deferrals Have Declined Sharply

As of  06-30-2013
(1) Last 12 months. Prior to 3Q09, averages were predominately large banks, significantly skewing the data.
New Bank Deferrals in Zions’ CDOs
are Trending Downward
(Aggregate Underlying Collateral)
(In millions)
(In millions)

Bank CDOs: Fundamental Trends are Improving
Deferring Bank Re-performance has Increased

As of 6-30-2013

(In millions)
Net of $223 million of re-deferrals from 7 banks
• Peak dollar value of deferring collateral: $3.5 billion (2Q11)
• Current deferring collateral: $1.9 billion

Bank CDOs: What To Expect Should the Environment Continue to Improve
A Net Positive Impact to Tangible Common Equity per Share
Prepayments Increase...
 ▪ As banks become more healthy and as Trust Preferred is considered to be a weaker form of capital, the more healthy banks are prepaying principal and interest
 ▪ Zions reviews evidence of prepayments as the basis for a change in the constant prepayment rate
 (CPR) assumption in the CDO valuation model, which assumption applies to future periods

… Which May Trigger OTTI Due to Reduced Cash Flow to Junior Tranches
 ▪ Zions currently assumes a 9% CPR for small banks (<$15 billion in assets) for the 2013-2015 period, followed by a 3% CPR from 2016 through the maturity of the CDO.
 ▪ Cash flows from the underlying collateral is generally diverted to the senior tranches first.
 ▪ If the combined CPR speed assumptions are increased based upon market conditions, the reduction in underlying collateral in the CDO results in reduced overall cash flow to cover principal and interest payments to the junior tranches
 ▪ As a result, OTTI is taken on these junior tranches

…Which Triggers Favorable AOCI , Gains on Previously Written-Down Securities
 ▪ Any OTTI taken on available-for-sale securities improves AOCI1
 ▪ Additionally, because of the shorter expected time to receive cash flows in the senior tranches, the present value of the cash flows improves
 ▪ Some gains have been realized on senior tranches as payoffs exceeded amortized cost. This is similar to what happens when a loan pays off at a certain value, but had been previously charged down to an amount less than the payoff value.

1) Assumes other key variables, such as discount rates used to calculate the present value of cash flows remain stable compared to 4Q12.

Bank & Ins. CDO Portfolio Scenario Assumptions				After-tax TCE per Share Impact
	CPR Speed	Spread Improves	WA Spread to LIBOR	From OTTI	From AOCI	Total Net	%TCE/Share
Base	9%	--	8.4%
Scenario 1	12%	20%	6.7%	$(0.00)	$0.49	$0.48	2.2%
Scenario 2	15%	40%	5.0%	$(0.01)	$1.03	$1.02	4.6%
Scenario 3	18%	60%	3.4%	$(0.02)	$1.65	$1.63	7.4%

• OTTI would be partially offset by securities gains from more senior tranches being paid down at par (Lockhart securities purchased at a discount)
• CPR Speed applied for 2013-2015 period, followed by a 3% CPR from 2016 through the maturity of the CDO
(In millions)

Net Interest Margin Pressure Primarily Due to Rate Floors
Floors Are A Source of Support to Net Interest Income Today, But Eroding…

▪ $5.6 billion of
 loans in-the-
 money, wtd
 avg 131 bps in
 the money
▪ Cumulative
 benefit to Net
 Interest
 Income: ~$74
 million (pre-
 tax)
▪ Cumulative
 benefit to NIM:
 15 bps
(In millions)
Assumes replacement loans are priced
with no in-the-money floors.

Capital Structure Cost Savings Opportunities:
2013-2015
Capital Issue ($ in millions, except per share figures)	Earliest Call or Maturity Date	AFTER- Tax Rate	Par Amount Out	Book Amount Out	Current Expense EPS Impact	AFTER-Tax Replace- ment Cost	Potential EPS Savings
High Cost Issues
Series B Trust Preferred (8.0% rate)	Called: May 2013	4.9%	$294	$294	$0.08	2.8%	$0.03
Series C Preferred Stock (9.5% rate)	9/15/2013 @ Par	9.5%	$798	$923	$0.41	6.2%	$0.13
Convert Sub Debt - 5.65% May 2014	5/15/2014 (maturity)	15.7%	$76	$61	$0.05	3.6% (1)	$0.04
Senior Debt - 7.75% Sep 2014	9/23/2014 (maturity)	6.6%	$500	$482	$0.17	2.8%	$0.10
Convert Sub Debt-6.0% Sep 2015	9/15/2015 (maturity)	14.0%	$194	$132	$0.10	3.6% (1)	$0.07
Convert Sub Debt-5.5% Nov 2015	11/16/2015 (maturity)	13.1%	$187	$126	$0.09	3.6% (1)	$0.06
All amounts as of 2Q13; Sub debt after-tax rates are high due to the significant difference between book value and par, as well as the non-cash regular discount accretion. The table above does NOT include the effect of “accelerated”
amortization expense, which occurs upon conversion.

(1) Replacement cost assumes no reduction in volume (i.e. 100% replacement); however, some reduction in volume would be consistent with our medium
 -term target. The Federal Reserve did not approve any reduction in perpetual preferred stock or subordinated debt in our 2013 capital plan.

Capital Structure Cost Savings Opportunities:
2013-2015
Capital Issue ($ in millions, except per share figures)	Earliest Call or Maturity Date	AFTER- Tax Rate	Par Amount Out	Book Amount Out	Current Expense EPS Impact	AFTER-Tax Replace- ment Cost	Potential EPS Savings
Additional Select Issues Outstanding
Series A Preferred Stock (90D L+52 floater w/ 4.0% floor)	Currently Callable @ Par	4.0%	$60	$60	$0.01	NM	NM
Sub Debt-5.65% May 2014	5/15/2014 (maturity)	3.4%	$30	$31	$0.01	3.6% (1)	NM
Sub Debt-6.0% Sep 2015	9/15/2015 (maturity)	3.5%	$42	$45	$0.01	3.6% (1)	NM
Sub Debt-5.5% Nov 2015	11/16/2015 (maturity)	3.3%	$62	$66	$0.01	3.6% (1)	NM
Senior Debt - 4.0% Jun 2016	6/20/2016 (maturity)	2.6%	$198	$191	$0.03	2.8%	NM
Senior Debt - 4.5% Mar 2017	3/27/2017 (maturity)	3.4%	$400	$384	$0.06	2.8%	NM
Series F Preferred Stock (7.9% rate)	6/15/2017 @ Par	7.9%	$144	$144	$0.06	6.5%	NM
Series G Preferred Stock (6.3% fixed rate for 10 yrs, thereafter floating at 90D L+424 bps)	3/15/2023 @ Par	6.3%	$172	$172	$0.06	6.5%	NM
Series H Preferred Stock (5.75 rate)	6/15/2019 @ Par	5.75%	$126	$126	$0.04	6.5%	NM
Series I Preferred Stock	3/15/2023 @ Par	5.8%	$301	$301	$0.09	6.5%	NM
Series J Preferred Stock	9/15/2023 @ Par	7.2%	$195	$195	$0.08	6.5%	NM
All amounts as of 2Q13; Sub debt after-tax rates are high due to the significant difference between book value and par, as well as the non-cash regular discount accretion. The table above does NOT include the effect of
“accelerated” amortization expense, which occurs upon conversion.

(1) Replacement cost assumes no reduction in volume (i.e. 100% replacement); however, some reduction in volume would be consistent with our medium
 -term target